SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    June 30, 2000

                                   GAIAM, INC.
             (Exact Name of Registrant as Specified in its Charter)


       Colorado                     0-27515                     84-1113527
(State or Other Jurisdiction      (Commission                  (IRS Employer
    of Incorporation)             File Number)              Identification No.)


360 Interlocken Blvd., Suite 300
Broomfield, Colorado                                          80021
(Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code:        (303) 222-3600

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Item 2.  Acquisition or Disposition of Assets.

     On June 30, 2000, Gaiam, Inc. ("Gaiam") and WholePeople.com, Inc. ("Amrion") contributed certain of their Internet properties (the "Contribution") into Gaiam.com, Inc. ("Gaiam.com"). The Contribution was made pursuant to the terms of a contribution agreement dated as of June 19, 2000 among Gaiam, Amrion, and certain related parties, as amended (the "Contribution Agreement"). In exchange for the contributed Internet properties, Gaiam received 50.1% of Gaiam.com's common stock and Amrion received the remaining 49.9% of Gaiam.com's common stock. Gaiam.com, which will continue its Internet e-commerce business, will be consolidated by Gaiam with Gaiam's other operations.

     Pursuant to the Contribution Agreement, Gaiam and Amrion also agreed to certain marketing arrangements. Jirka Rysavy, the Chief Executive Officer of Gaiam, will serve as Chairman of the Board of Directors and Co-Chief Executive Officer and John Mackey, the Chief Executive Officer of Whole Foods Markets, Inc., will serve as Co-Chief Executive Officer. This summary of the Contribution Agreement is qualified in its entirety by reference to the copy of the Contribution Agreementattached as Exhibit 10.1 and incorporated by this reference.

Item 7(a)   Financial Statements

            Not applicable.

     In connection with the Contribution Agreement, Amrion contributed certain of its Internet-related assets, including the Wholepeople.com, healthsmartvitamins.com and bioenergynutrients.com websites, plus $3 million in cash and a $3 million short-term note, in exchange for 49.9% of Gaiam.com. During June 2000, Gaiam also sold 6,000 shares of Redeemable Class A preferred stock in Gaiam.com, Inc., at a price of $1,000 per share, to Amrion.

Item 7(b)   Pro Forma Financial Information

                                   GAIAM, INC.
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

     The following unaudited pro forma consolidated statement of income for the year ended December 31, 1999 is derived from the historical consolidated statement of operations of Gaiam, adjusted to give effect to the contribution of the Wholepeople.com, healthsmartvitamins.com and bioenergynutrients.com websites as part of the merger effected by the Contribution Agreement between Gaiam and Amrion and certain related parties. The unaudited pro forma consolidated statement of income for the twelve months ended December 31, 1999 assumes that the merger occurred as of September 1, 1999, the commencement of Gaiam.com, Inc. The pro forma consolidated statement of income is provided for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have been achieved had the merger been consummated at the dates indicated, nor is it necessarily indicative of future operating results.

                                   GAIAM, INC.
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

A.  Year Ended December 31, 1999

                                           Contributed                   Total
                              Gaiam, Inc.    Websites   Adjustments   Pro Forma
                              -----------  -----------  -----------  -----------

Net revenue................ $ 45,724,662  $  200,172  $       --    $ 45,924,834
Cost of goods sold.........   18,175,787      86,793          --      18,262,580
                              -----------  -----------  -----------  -----------
Gross profit...............   27,548,875     113,379          --      27,662,254
Expenses:
  Selling and operating....   22,337,950      83,482          --      22,421,432
  Corporate, general and
   administration...........   3,086,514      40,725          --       3,127,239
                              -----------  -----------  -----------  -----------
    Total expenses..........  25,424,464     124,207          --      25,548,671
                              -----------  -----------  -----------  -----------
Income (loss) from operations  2,124,411     (10,828)         --       2,113,583
Other income (expense):
 Realized gain (loss) on sale
  of securities and
  other, (See Note 6).....      971,159         --           --         971,159
 Interest expense.........     (365,294)        --           --        (365,294)
                              -----------  -----------  -----------  -----------
Other income (expense), net      605,865         --           --         605,865
                              -----------  -----------  -----------  -----------
Income before income taxes
 and minority interest.....    2,730,276     (10,828)         -        2,719,448
Provision for income taxes.    1,062,789         --           --       1,062,789
Minority interest in net
 income (loss) of consolidated
 subsidiary, net of tax ...      (50,858)        --        (52,256)(b) (103,114)
                             -----------  -----------  -----------  -----------
  Net income..............   $ 1,718,345  $  (10,828)  $    52,256  $  1,759,773
                              ===========  ===========  ===========  ===========
Net income per share:
  Basic...................  $      0.20                              $      0.20
  Diluted.................. $      0.19                              $      0.19

Shares used in computing net income
 per share:
  Basic...................    8,785,205                               8,785,205
  Diluted.................    9,119,108                               9,119,108

                             See accompanying notes.

                                   GAIAM, INC.
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

A.   Notes to Unaudited Pro Forma Consolidated Statement of Income

(a) Represents the results of operations of the Wholepeople.com, healthsmartvitamins.com and bioenergynutirients.com websites. These websites were contributed to Gaiam.com as part of the merger effected by the Contribution Agreement between Gaiam, Inc. and Whole Foods Market, Inc. (Amrion) and certain other related parties.

(b) Represents the adjustment to minority interest to reflect Amrion's 49.9% ownership interest in the results of Gaiam.com, Inc. for the entire year.


Item 7 (c)  Exhibits.

10.1 Contribution Agreement dated June 19, 2000 by and among Gaiam, Inc., Gaiam.com, Inc., WholePeople.com, Inc., WPcom Colorado, Inc., WP Internet Company and GnewCo, Inc. as amended on July 10, 2000 (incorporated by reference to Gaiam's Current Report on Form 8-K filed July 11, 2000).


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             GAIAM, INC.

                                             By:     /s/ Jirka Rysavy
                                             Name:   Jirka Rysavy
                                             Title:  Chief Executive Officer
Date: September 15, 2000

                                  Exhibit Index

10.1 Contribution Agreement dated June 19, 2000 by and among Gaiam, Inc., Gaiam.com, Inc., WholePeople.com, Inc., WPcom Colorado, Inc., WP Internet Company and GnewCo, Inc., as amended on July 10, 2000 (incorporated by reference to Gaiam's Current Report on Form 8-K filed on July 11, 2000).